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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-90932, 333-3132, and 333-51753 on Form S-8 of our report dated March 22,
2001, appearing in the Annual Report on Form 10-K of Contour Energy Co. for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP

Houston, Texas
March 22, 2001